As filed with the Securities and Exchange Commission on January 30, 1998

                                            Registration No. 333-________

   ======================================================================

                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549
                          -------------------------
                                  FORM S-8
                           REGISTRATION STATEMENT
                                    UNDER
                         THE SECURITIES ACT OF 1933
                          -------------------------
                           CASTLE BANCGROUP, INC.

           (Exact name of registrant as specified in its charter)

            DELAWARE                                    36-3238190
   (State or other jurisdiction of                   (I.R.S. Employer
   incorporation or organization)                    Identification No.)

                          142 West Lincoln Highway
                           DeKalb, Illinois 60015
                  (Address of principal executive offices)

                           CASTLE BANCGROUP, INC.
                        EMPLOYEE STOCK PURCHASE PLAN
                          (Full title of the plan)

                             MR. JOHN W. CASTLE
                            CHAIRMAN OF THE BOARD
                          142 WEST LINCOLN HIGHWAY
                           DEKALB, ILLINOIS 60015
                   (Name and address of agent for service)

                               (815) 758-7007
        (Telephone number, including area code, of agent for service)

                               WITH A COPY TO:

                               NEAL A. MANCOFF
                            SCHIFF HARDIN & WAITE
                              7200 SEARS TOWER
                        CHICAGO, ILLINOIS 60606-6473
                               (312) 258-5699

                          -------------------------

                                                 CALCULATION OF REGISTRATION FEE

                                                              Proposed                Proposed
                                                              Maximum                  Maximum               Amount of
      Title of Securities         Amount to be                Offering                Aggregate            Registration
      to be Registered             Registered            Price Per Share(1)       Offering Price(1)           Fee(1)
      -------------------         ------------           ------------------       -----------------        ------------
      Common Stock
      $.066-2/3 par value           70,000(2)                   $23                  $1,610,000                $488


     (1)      Calculated pursuant to Rule 457(h) under the Securities Act of 1933, as amended.

     (2)      Plus such additional number of shares as may be required pursuant to the Plan in the event of a stock dividend, stock split, recapitialization or other similar changes in the Common Stock.

                                   PART II
             INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

   ITEMS 3 THROUGH 7; ITEM 9

        Pursuant to Section E of the General Instructions to Form S-8, the contents of the registration statement on Form S-8 (File No. 33-48599) filed by Castle BancGroup, Inc. (formerly known as Sandwich Banco, Inc.) (the "Company") with the Securities and Exchange Commission on June 15, 1992 registering its Common Stock, $0.66-2/3 par value per share, issuable pursuant to the Castle BancGroup, Inc. Employee Stock Purchase Plan (formerly known as the Sandwich Banco, Inc. Employee Stock Purchase Plan), are hereby incorporated herein by reference.

        All information required in this Registration Statement not included in the exhibits attached hereto or set forth on the signature page is set forth in the registration statement of the Company on Form S-8 (File No. 33-48599) which is incorporated herein by reference.

   ITEM 8.   EXHIBITS

        The Exhibits filed herewith are set forth on the exhibit index filed as part of this Registration Statement on page 4 hereof.

                                 SIGNATURES


        THE REGISTRANT. Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of DeKalb, State of Illinois, on December 18, 1997.


                                      CASTLE BANCGROUP, INC.


                                      By:  /s/ John W. Castle
                                           ------------------------------
                                               John W. Castle
                                               Chairman of the Board and
                                               Chief Executive Officer

                              POWER OF ATTORNEY


        Each person whose signature appears below appoints John W. Castle, as such person's true and lawful attorney to execute in the name of each such person, and to file, any amendments to this Registration Statement that such attorney will deem necessary or desirable to enable the Registrant to comply with the Securities Act, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission with respect thereto, in connection with the registration of the shares of Common Stock of the Registrant that are subject to this Registration Statement, which amendments may make such changes in such Registration Statement as the above-named attorney deems appropriate, and to comply with the undertakings of the Registrant made in connection with this Registration Statement; and each of the undersigned hereby ratifies all that said attorney will do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



             Signature                                           Title                                   Date
             ---------                                           -----                                   ----
     /s/ John W. Castle                                 Chairman of the Board,                     December 18, 1997
     ------------------------------                     Chief Executive Officer
         John W. Castle                                 and Director
                                                        (Principal Executive Officer)


     /s/ Victoria S. Maher                              Controller and Vice President              December 18, 1997
     -------------------------------                    (Principal Financial Officer
         Victoria S. Maher                               and Controller)


     /s/ Bruce P. Bickner                               Director                                   December 18, 1997
     -------------------------------
         Bruce P. Bickner


     /s/ Robert T. Boey                                 Director                                   December 18, 1997
     -------------------------------
         Robert T. Boey


     /s/ Peter H. Henning                               Director                                   December 18, 1997
     -------------------------------
         Peter H. Henning




                                                                3




     /s/ John B. Hiatt                                  Director                                   December 18, 1997
     -------------------------------
         John B. Hiatt


     /s/ Donald E. Kieso                                Director                                   December 18, 1997
     -------------------------------
         Donald E. Kieso


     /s/ Richard C. McGinnity                           Director                                   December 18, 1997
     -------------------------------
         Richard C. McGinnity


     /s/ James N. McInnes                               Director                                   December 18, 1997
     -------------------------------
         James N. McInnes


     /s/ William R. Monat                               Director                                   December 18, 1997
     -------------------------------
         William R. Monat



                              INDEX TO EXHIBITS


        EXHIBIT
        INDEX
        -------

          5       Opinion of Schiff Hardin & Waite

         23.1     Consent of KPMG Peat Marwick LLP

         23.2 Consent of Schiff Hardin & Waite (contained in its opinion filed as Exhibit 5)








































                                      5